Exhibit 10.1

PERSONAL AND CONFIDENTIAL

February 3, 2023

Kelli Kast-Brown

2339 Woodbury Lane

Evergreen, CO 80439

RE:	Professional Services Agreement- Extension of Term and Revised Retainer Rate

Kelli,

This letter confirms our discussion regarding the extension of your Professional Services Agreement dated January 1, 2021, as amended, between Rare Element Resources Inc. (the “Company”) and you (the “Agreement”). As we agreed, the Agreement term shall continue through December 31, 2023, unless otherwise terminated pursuant to the terms of the Agreement. Further, I’m pleased to advise you that your updated full-time retainer is based upon an annual rate of $242,500 as of January 1, 2023.

This Agreement extension shall be effective as of January 1, 2023. All other terms shall remain unaltered by this extension.

Thank you, Kelli, for your continued engagement and support of the Company.

Kind Regards,

/s/ Brent Berg

Brent Berg

President and CEO

Agreed to and accepted by:

/s/ Kelli Kast-Brown

_________________________

Kelli Kast -Brown

PO Box 271049 Page 1P: 720-278-2460

Littleton, CO 80122